Acquisition	12 Months Ended
Dec. 31, 2020
Acquisition
4.	Acquisitions
(i) Acquisition of Ganzhou Aixin Micro Finance
On March 21, 2019, Shanghai Anquying acquired 100% equity interest of Ganzhou Aixin Micro Finance, for a cash consideration of RMB230,000 from Jimu Group. The consideration of RMB230,000 was used to reduce the amounts due from Jimu Group pursuant to an offsetting agreement executed in July 2019. The Group expects to carry out pilot financial services and enhance the Group’s data collection capabilities through the acquisition of Ganzhou Aixin Micro Finance’s license to operate small loan businesses (the “Microcredit license”).
The Group engaged an independent valuation firm to assist management in valuing assets acquired, liabilities assumed and intangible assets identified as of the acquisition day.
The identifiable intangible assets acquired upon acquisition was the Microcredit license, which has an estimated useful life of approximately 17 years. All other current assets and current liabilities carrying value approximated fair value at the time of acquisition. The fair value of the intangible assets identified was determined by adopting the Multi-Period Excess Earning Method.
The allocation of the purchase price is as follows:

Amount
RMB
Cash and cash equivalents	42,591
Accounts and other receivable	12,915
Prepayment	563
Short-term financing receivables, net	148,249
Deferred assets	4,368
Fixed assets	534
Intangible asset - license	35,410
Goodwill*	5,212
Total assets	249,842

Advance from customers	(344)
Tax payable	(993)
Other payables	(9,652)
Deferred tax liabilities	(8,853)

Total	230,000

Total Consideration	230,000

*	The goodwill is not deductible for tax purposes.

The net revenue and net loss of Ganzhou Aixin Micro Finance since the acquisition date and that were included in the Company’s consolidated statements of operations and comprehensive income/(loss) for the year ended December 31, 2019 are RMB21,846 and RMB1,323, respectively.
Prior to the acquisition, Ganzhou Aixin Micro Finance did not prepare its financial statements in accordance with US GAAP. The Group determined that the cost of reconstructing the financial statement of Ganzhou Micro Finance for the periods prior to the acquisition outweighed the benefits. Based on an assessment of the financial performance and a comparison of Ganzhou Aixin Micro Finance’s and the Group’s financial performance for the fiscal year prior to the acquisition, the Group did not consider Ganzhou Aixin Micro Finance on its own to be material to the Group. Thus the Group’s management believes that the presentation of pro forma financial information with respect to the results of operations of the Group for the business combination is impractical.
(ii) Acquisition of Infrarisk
On April 18, 2019, Pintec acquired 100% equity interest of FT Synergy Pty Ltd. (“FT Synergy”) for a purchase price of RMB16,191. FT Synergy owns a wholly owned subsidiary Infrarisk Pty Limited (“Infrarisk”), an Australia-based SaaS company providing systems to lenders for managing the credit risk origination process. The assets acquired and liabilities assumed and operations of Infrarisk prior to the acquisition were not material.
(iii) Acquisition of Qilehui
On August 31, 2020, Pintec Digital Technology (Beijing) Co., Ltd (“Pintec Digital”) acquired
 100%
equity interest of Qilehui, a company engaged in corporation credit investigation, which owns a credit investigation license, with a consideration of

RMB10,000

prepaid by the Company in 2019
. The assets acquired and liabilities assumed and operations of Oilehui prior to the acquisition were not material.